CONVERTIBLE NOTE AND WARRANTS	12 Months Ended
Dec. 31, 2022
Convertible Notes And Warrants [Abstract]
Convertible Notes And Warrants	CONVERTIBLE NOTE AND WARRANTS
Selina Convertible Note Instrument 2020 (CLN 2020)

	December 31, 2020	Variance	December 31, 2021	Variance	December 31, 2022
	(In thousands of US$)
Cash proceeds of issue of convertible loan notes	59,650	44,350	104,000	—	—
Roll over into convertible note	30,672	—	30,672	—	—
Net consideration from issue of convertible loan notes	90,322	44,350	134,672	—	—
Note component at date of issue	52,953	10,733	63,686	—	63,686
Interest charged (using effective interest rate)	8,469	25,161	33,630	35,855	69,485
Interest paid in cash	—	—	—	(1,171)	(1,171)
Roll over of CLN 2020 to CLN 2022	—	—	—	(28,512)	(28,512)
Conversion to equity	—	—	—	(102,679)	(102,679)
Reclassification from Convertible Note to Loans Payable	—	—	—	(809)	(809)
Carrying amount of the loan payable component at year end	61,422	35,894	97,316	(97,316)	—
Conversion components as the date of issue	27,878	25,685	53,563	—	53,563
Warrants at the date of issue	6,829	7,862	14,691	—	14,691
Loss (gain) from revaluation to fair value through profit and loss	8,420	6,325	14,745	8,028	22,773
Derivatives Roll over of CLN 2020 to CLN 2022	—	—	—	(14,409)	(14,409)
Conversion to equity	—	—	—	(76,618)	(76,618)
Carrying amount of the derivative financial liability components at year end	43,127	39,872	82,999	(82,999)	—

a.Convertible Loan Note Instrument (CLN 2020)
In March 2020, the Company and Selina Operation One (1), S.A. (“Selina One”) entered into a Convertible Loan Note Instrument (CLN 2020) constituting $90 million principal amount, 10% fixed rate guaranteed security convertible redeemable loan notes due 2023 (as amended from time to time). The $90 million headroom under the CLN 2020 was increased to $125 million in July 2021 and could be increased further in certain limited circumstances, such as notes issued in connection with accrued interest or conversion of a senior term loan into notes. The maturity date of the debt is June 30, 2023. The Company may not prepay the debt before the maturity date, although the Company may be required to redeem the notes at greater than their par value upon event of default by the Company or upon an Initial Public Offering (IPO), change of control or insolvency event. Interest accrues on a payment in kind basis at a rate of 10% per annum and capitalizes on a quarterly basis based on the date of issuance of each note.

In addition, the Company entered into various letter agreements with holders of notes constituting a majority of the debt under the CLN 2020, which agreements provided for the automatic conversion of the holder’s debt into equity in the Company upon the completion of certain conditions. The conditions were met by the end of January 2022, at which point the conversion of the debt that was subject to the Automatic Conversion Letters would occur automatically upon the completion of the Business Combination (as of December 31, 2021, all conditions were not met to provide the automatic conversion feature to be effective). Such conversion would occur at a discount to the share price utilized for an equity financing depending on the valuation of the Company at that time. The CLN 2020 was amended further in October 2021, which amendment became effective on December 2, 2021, to modify one of the conversion triggers, which would occur in the event the Company did not complete a qualifying financing by December 31, 2021, by extending the financing deadline to June 30, 2022 and changing qualifying financing requirements (such qualifying financing deadline subsequently was extended on July 1, 2022, from June 30, 2022 to September 30, 2022, and then again on September 30, 2022, to December 31, 2022).

Convertible note holders generally had the option to convert some or all of their notes into equity upon the occurrence of a trigger event, including an exit event, such as IPO or change of control, a new equity fundraising round or the failure of the Company to complete a qualifying equity financing of at least $50 million by December 31, 2021 (which date was extended to December 31, 2022). The conversion price was set at either 65% or 70% of the price of the equity issued in connection with the fundraising or exit event, depending on the valuation of the Company for such purposes, or if no qualifying fundraising occurs within a certain time period, conversion was to be determined using a multiple of revenues.
On April 22, 2022, in connection with investors entering into subscription agreements for $147.5 million aggregate principal amount of unsecured convertible notes under a new convertible note instrument ("CLN 2022", as described further down) to be issued upon the closing of the business combination between Selina and BOA Acquisition Corp. (“Business Combination"), as announced on December 2, 2021, several holders of the CLN 2020 agreed with Selina to allow the Company to redeem or, as applicable, exchange, their notes prior to their maturity date and reinvest $35,800 thousand of the proceeds into the CLN 2022 on the same terms as other CLN 2022 investors. Any additional interest accrued under the Convertible Loan Notes to be redeemed or exchanged was paid in cash at the closing of the Business Combination.

In connection with the completion of the Business Combination (see Note 14), most of the debt and accrued interest payable to holders of notes under the CLN 2020 converted into equity, with $36 million being reinvested (the “Reinvestment Amount”) into the CLN 2022. Only $1.2 million amount of the CLN 2020, held by one investor, remained unpaid as at the closing of the Business Combination ($0.8 million as of December 31, 2022) and such amount, plus accrued interest, will become due at the end of June 2023.
As of December 31, 2022, the carrying amount, at amortized cost, of the note liability component of the CLN 2020 was nil  ($86,699 as of December 31, 2021).

The CLN 2020 contains customary representations, warranties, covenants, indemnities, reporting requirements and restrictions, including a negative pledge relating to the Company’s ability to incur additional debt, and is secured by a guarantee by Selina One as well as a pledge of the shares of Selina One by the Company.
b.Mexico Notes
On April 20, 2020, Selina Hospitality Operations Mexico, S.A. de C.V., as the borrower (“Selina Mexico”), the Company and Selina One entered into a Convertible Loan Note Instrument constituting $5 million principal amount, 10% fixed rate guaranteed secured convertible redeemable loan notes due 2023 (the “Mexico Note Instrument”). Cibanco, S.A. Institución de Banca Múltiple is the only noteholder under this instrument and subscribed for a total of $11,238 thousand in the notes.
The terms and conditions of the Mexico Note Instrument are substantially similar to the CLN 2020, except that the debt is convertible into shares of Selina Mexico. The noteholder and the parties to the Mexico Note Instrument entered into a Put and Call Option Agreement, originally dated January 15, 2018 and amended and restated on 28 April 2020, that allows the noteholder to convert its equity in Selina Mexico into equity in the Company, subject to the terms therein.
The amendments introduced in the CLN 2020 in the year 2021 and 2022 as above mentioned were equally applicable to the Mexico Note Instrument.

In connection with the completion of the Business Combination (see Note 14), most of the principal and interest under the Mexico Note Instrument ultimately was exchanged for New Notes issued under the CLN 2022, with the remaining amounts payable thereunder being repaid in cash, and the Mexico Note was fully satisfied and discharged.
As of December 31, 2022, the carrying amount, at amortized cost, of the note liability component of the Mexico Note Instrument was nil ($10,617 thousand as of December 31, 2021).
c.Warrants
A Warrant Instrument accompanied the CLN 2020. Under the Warrant Instrument, certain new money noteholders were entitled to warrants that gave each noteholder the right to acquire its pro-rata portion of an allocation of ordinary shares ranging from 4.5% to 7.5% depending on when a warrant was exercised, either before or after a new fundraising round, and if a warrant was exercised after a new fundraising round, then the allocation changed based on the valuation ascribed to the company during the fundraising round. All the warrants were issued by Selina Hospitality PLC.
The warrant instrument was amended and restated in October 2021, which amended and restated warrant instrument became effective on December 2, 2021, to accommodate the issuance of additional warrants in connection with the increased headroom under the CLN 2020, as described above, and the potential issuance of a new tranche of warrants upon the completion of the Business Combination. The range of allocation of ordinary shares to which holders of the warrants were entitled was increased to 6.25% to 10.42% (depending on valuation as described above).

In connection with the completion of the Business Combination, 100% of the warrants issued under the Warrant Instrument were exercised for Ordinary Shares of Selina.

Selina Convertible Note Investment 2022 (CLN 2022)

On April 22, 2022, in connection with the Business Combination, Selina entered into convertible note subscription agreements with certain institutional and other investors, pursuant to which Selina agreed to issue and sell, in private placements expected to close concurrently with the closing of the Business Combination, $147,500,000 aggregate principal amount of unsecured convertible notes (the “CLN 2022") for an aggregate purchase price equal to 80% of the principal amount of the Notes. The obligations of the investors to consummate the subscriptions are conditioned upon, among other things, Selina having received cash proceeds of at least $50,000,000 pursuant to PIPE financing and other conditions precedent been satisfied or waived.

In connection with the completion of the Business Combination, on October 27, 2022, the Company issued the CLN 2022 in the aggregate principal of $147.5 million for an aggregate purchase price of $118.0 million. The Company received $82.0 million of cash proceeds in connection with the issuance of the CLN 2022 . Furthermore, several holders of the existing convertible debt under the Convertible Loan Note Instrument and Mexico Notes (CLN 2020) agreed with Selina to allow the Company to redeem or, as applicable, exchange their notes prior to their maturity date and reinvest $36.0 million of the proceeds into the CLN 2022 on the same terms as other CLN 2022 investors. Since the terms of the CLN 2020 and the CLN 2022 were substantially different, the Company treated this roll over as an extinguishment of debt in accordance with IFRS 9, Financial Instruments, and a gain on extinguishment of debt of $6,921 thousand was registered in the 2022 Consolidated Statement of Profit or Loss (see Note 6).

The debt under the CLN 2022 constitutes senior obligations of Selina and ranks pari passu in right of payment with all of our existing senior indebtedness.

The notes issued under the CLN 2022 are convertible into ordinary shares of Selina at a conversion price of $11.50 per share, and will mature on November 1, 2026, unless earlier converted or repurchased. The CLN 2022 will bear interest at a rate of 6.00% per annum until conversion, redemption or repurchase. Interest accrues from the issue date or from the most recent date on which interest has been paid. Interest is payable annually in arrears on each May 1 and November 1 of each year, commencing on May 1, 2023. Accrued interest on the notes issued under the CLN 2022is to be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

The Company may, at its election, force conversion of the notes issued under the 2022 CLN after the first anniversary of their issuance if the last reported sale price of Selina shares is greater than or equal to 140% of the conversion price for at least 20 trading days during the period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter, and subject to certain trading volumes having been met. Various corporate events that occur prior to the maturity date may increase the conversion rate. In addition, in the event that a holder of the notes elects to convert its notes, or in the event of a mandatory conversion, prior to the third anniversary of the issuance of the notes, Selina will be obligated to pay an amount equal to twelve months of interest, which amount will be paid in cash or shares depending on the circumstances of the conversion.

From and including October 27, 2022, the date the CLN 2022 was issued, to and including February 27, 2024, the amount of unrestricted cash to be held by the Group on a consolidated basis in the aggregate shall at all times be no less than an amount equal to $15 million.

As of December 31, 2022, the carrying amount, at fair value, of the CLN 2022 was $47,096 thousand.

As additional consideration for the noteholders investing in the CLN 2022, the subscription agreements provided that each investor was to receive warrants to purchase a number of ordinary shares of Selina equal to approximately one-third of the number of shares into which the principal amount of such investor’s notes were convertible. A total of 4,274,929 warrants were issued to noteholders at the closing of the Business Combination and the warrants have an exercise price of $11.50 per share (see "Description of Public Warrants" section below).

In addition to the warrants, in connection with the execution of the subscription agreements, investors also entered into letter agreements with Bet on America LLC, BOA’s sponsor, pursuant to which the sponsor agreed to transfer to such investors, at the closing of the Business Combination, shares of BOA Class B Common Stock owned by the sponsor, and ultimately Selina ordinary Shares in exchange therefore (the "CLN 2022 Sponsor Shares"). The number of sponsor shares to be transferred was determined by multiplying each such investor’s aggregate principal investment in the notes by a percentage ranging from 2.5% to 7.5% based on the principal amount of the notes for which such investor subscribed. Concurrently with the closing of the Business Combination, the noteholders recieved 899,125 Selina's Ordinary Shares pursuant to the 2022 Convertible Note Sponsor Agreements. Since the sponsor shares were transferred to the 2022 CLN investors by BOA's sponsor, they were treated economically the same as the issuance of equity instruments. Therefore, as part of the CLN 2022 transaction, the consideration paid by noteholders was allocated to those CLN 2022 Sponsor Shares in the same manner as the issuance of new equity instruments and accordingly the CLN 2022 Sponsor Shares were treated as equity instruments ($8,766 thousand) (see Note 24).

Description of Warrants

In US$ thousand	Public warrants	Private warrants	Convertible Note Warrants 2022	Total
Warrants at the date of issue	1,840	1,585	1,582	5,007
Loss (gain) from revaluation to fair value through profit and loss	(1,227)	(1,059)	(1,240)	(3,526)
Carrying amount of the warrants at year end	613	526	342	1,481

Public Warrants and Private Placement Warrants

Upon the Business Combination (BCA), 7,666,666 public warrants (“Public Warrants”) and 6,575,000 warrants that were issued to Bet on America LLC, BOA's sponsor, in a private placement transaction (“Private Warrants”) were assigned to and assumed by Selina Hospitality PLC and an Amended and Restated Warrant Agreement (the "Warrant Agreement") was issued as part of that transaction. As of December 31, 2022, all warrants were outstanding with the exception of 100 Public Warrants that had been exercised in November 2022.

The Public Warrants and the Private Warrants give the holders the right, but not the obligation, to subscribe to Selina Ordinary Shares at a fixed or determinable price for a specified period of time subject to the provisions of the Warrant Agreement. The Warrants became exercisable 30 days after the consummation of the Business Combination and will expire five years after the completion of the Business Combination or earlier upon redemption, liquidation or expiration in accordance with their terms. The basic terms are:

- 5 year term from the closing of the Business Combination, expiring on October 26, 2027
- Exercise price of $11.50
- The Company has a right to redeem the Public Warrants, to repurchase them, for a price of $0.01 per Warrant in the event the Selina share price is $18.00 per share or more for a period of 20 out of 30 trading days, in which event warrant holders may exercise their warrants during a period of 30 days after Selina provides a notice of redemption
- The Private Placement Warrants are not redeemable by the Company unless they are held by a third party transferee

These instruments were considered to be part of the net assets acquired from BOA as part of the Business Combination (Note 14) and therefore, the provisions of debt and equity classification under IAS 32 Financial Instruments: Presentation (“IAS 32”) were applied. In accordance with IAS 32, a contract to issue a variable number of shares fails to meet the definition of equity and must instead be classified as a derivative liability and measured at fair value with changes in fair value recognized in the consolidated statement of profit and loss and other comprehensive income (loss) at each reporting date. As the warrant instrument includes contingent provisions that introduce potential variability to the settlement of the Public Warrants and Private Warrants, dependent on the occurrence of some uncertain future events, the Public Warrants and Private Warrants are accounted for as derivative financial liabilities at fair value, with changes in fair value reflected through profit and loss on the consolidated statement of profit and loss and other comprehensive income (loss).

Convertible Note Warrants 2022

In connection with the CLN 2022, each 2022 CLN investor received warrants to purchase a number of ordinary shares equal to approximately one-third of the number of ordinary shares into which the principal amount of the notes issued under the CLN 2022may convert. A total of 4,274,929 warrants were issued to holders of notes issued under the 2022 CLN concurrently with the closing of the Business Combination (Note 14). The CLN 2022 warrants have an exercise price of $11.50 per share, subject to adjustment upon the happening of certain events, and are identical to the Public Warrants in all other material respects, except (i) the CLN 2022 warrants are not subject to redemption and (ii) the holders of the 2022CLNwarrants may exercise such warrants on a cashless basis under the circumstances described in the Amended and Restated Warrant Agreement. Upon the transfer of the 2022 CLN warrants, such warrants will be redeemable by Selina and the holders of the warrants may no longer exercise such warrants on a cashless basis.